Exhibit 23.2


                          INDEPENDENT AUDITORS' CONSENT

The Board of Directors
Swift Transportation Co., Inc.:

We consent to the use of our reports incorporated herein by reference on Form
S-8.

                                        /s/ KPMG LLP

Phoenix, Arizona
August 22, 2002